DELAWARE LIFE ACCELERATOR PRIME® VARIABLE ANNUITY
An individual flexible payment variable annuity
Issued by
Delaware Life Insurance Company
Supplement dated January 17, 2023
to the Prospectus dated May 1, 2022

This supplement contains information about the JPMorgan Insurance Trust Global Allocation Portfolio and the JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolios”) that are available as investment options under your Contract.  The Board of Trustees of the  JPMorgan Insurance Trust has approved the termination and liquidation of the Portfolios on or about April 25, 2023 (the “Liquidation Date”). Allocations to the Portfolios will not be accepted after April 20, 2023.
If you currently have Account Value allocated to any of the Subaccounts investing in the Portfolios (the “Liquidating Subaccounts”), then effective immediately, a single transfer of that allocation to any other Subaccount available under your Contract, or to the Fixed Account, if available, will not count against the contractual transfer limitations.  If you participate in an optional living benefit, any transfer to a non-Designated Investment Option may cancel that benefit. You can request copies of fund prospectuses for the other available Subaccounts by calling us at (800) 374-3714 or access them via the customer documentation center on our web site at www.delawarelife.com/solutions.

As of the close of business on the Liquidation Date, any Contract Value remaining in the Subaccount(s) investing in any of the Portfolios will be automatically transferred to the MFS U.S. Government Money Market Portfolio Subaccount.  This automatic transfer will not count against the contractual transfer limitations. If you submit a new purchase payment after April 20, 2023, and your standing allocation instructions include any of the Liquidating Subaccounts, the purchase payment will be rejected and returned to you.  You may contact us at any time to update your standing allocation instructions, or you may submit new allocation instructions with your new purchase payment.

After April 20, 2023, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment or withdrawal programs that have not been changed to replace the Liquidating Subaccounts will continue with the MFS U.S. Government Money Market Portfolio Subaccount as the replacement.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus dated May 1, 2022.

Please read this Supplement carefully and retain it for future reference.